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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report: September 14, 2004
                        (Date of earliest event reported)

                          CAPITAL GROWTH SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


         Florida                    0-30831                 65-0953505
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)              File No.)            Identification No.)



                            1100 East Woodfield Road
                           Schaumburg, Illinois 60173
                    (Address of Principal Executive Offices)

                                 (630) 872-5800
               Registrant's telephone number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information set forth in Item 2.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On August 9, 2004, Capital Growth Systems, Inc. (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Frontrunner Network Systems, Corp., a Delaware corporation ("Frontrunner") and Frontrunner Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Mergeco"). A copy of the Merger Agreement was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed August 13, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.

         The transaction was a reverse triangular merger, whereby Mergeco merged with and into Frontrunner, with Frontrunner being the surviving corporation (the "Merger"). The Merger and Merger Agreement were approved by the Board of Directors of the Company, Frontrunner and Mergeco, and by a majority of the shareholders of Frontrunner. The Company filed the certificate of merger relating to the Merger with the Secretary of State of the State of Delaware on September 15, 2004, at which time the Merger became effective (the "Effective Time"). Frontrunner had assets principally in the form of inventory, fixed assets and receivables in the amount of approximately $3,800,000.

         The Merger Agreement contained certain conditions precedent including:
(i) "Creditors" (as that term is defined herein), executing a "Creditor Waiver Agreement" (as that term is defined herein), (ii) James Cuppini entering into an employment agreement with Frontrunner, (iii) entry by Frontrunner into certain payment agreements calling for amortization of outstanding past due obligations to Frontrunner plus a market rate of interest with certain other of its creditors, and (iv) Frontrunner obtaining from Harris Trust and Savings Bank, a consent to the Merger and a commitment that it would extend and maintain a loan to Frontrunner with a principal amount of not less than the principal balance outstanding as of the date of the Merger Agreement. Frontrunner satisfied certain of the conditions precedent and the Company waived the rest. Frontrunner entered into a Creditor Waiver Agreement with five (5) Creditors as described more fully herein. Execution of the Creditor Waiver Agreement by two of the Creditors and the remaining conditions precedent were waived by the Company.

         Prior to the entry into the Merger Agreement, Frontrunner had outstanding the following shares of capital stock: (i) 222.184 shares of nonvoting Eight Percent (8%) Senior Preferred Stock, par value $100.00 per share (the "Senior Preferred Stock"); (ii) 2,000 shares of Junior Convertible Preferred Stock, par value $100.00 per share (the "Junior Preferred Stock");
(iii) 4,050 shares of Series A Convertible Preferred Stock, par value $100.00 per share (the "Convertible Preferred Stock"); and (iv) 87,155,413 shares of common stock, par value $0.001 per share (the "Frontrunner Common Stock"). No shares of capital stock were issued by Frontrunner since entry into the Merger Agreement.

         In consideration for Frontrunner shares, the Company will pay out of its operating capital $222.18 in the aggregate in exchange for all of the Senior Preferred Stock, upon their surrender.



                                       2
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All of the shares of the Junior Preferred Stock, the Convertible Preferred Stock
and the Frontrunner Common Stock, and all outstanding unexpired and unexercised options and warrants to acquire Frontrunner Common Stock were cancelled without consideration therefore. The Senior Preferred Stock was entitled to a liquidation preference of $1,000 per share and accordingly, all other shares of stock of the Company were subordinate to such preference.

         Each share of Senior Preferred Stock outstanding immediately prior to the Effective Time was cancelled and extinguished and converted automatically into the right to receive $1.00 per share, upon their surrender. Each share of Junior Preferred Stock, Convertible Preferred Stock and Frontrunner Common Stock and any outstanding options, warrants, convertible notes, or other convertible securities or other rights to acquire shares of the Company was extinguished and cancelled without conversion or exercise, and those holders are not entitled to any payment of any kind. Each share of stock owned by the Company or any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time was cancelled and extinguished without any conversion thereof.

         As additional consideration given by the Company in connection with the Merger Agreement (but not as part of the Merger consideration), and for the benefit of Frontrunner, prior to the Effective Time, the Company reserved for issuance up to 1,000,000 shares of its common stock, $.0001 par value to be issued to certain "Creditors" (as that term is defined herein) of Frontrunner in exchange for the cancellation of indebtedness to Frontrunner by those Creditors in the approximate amount of $2,252,423 (excluding accrued unpaid interest and other claims), pursuant to Creditor Waiver and Consent Agreement ("Creditor Waiver Agreement"), a counterpart executed copy of which is attached as exhibit
10.1 to this Current Report on Form 8-K, and incorporated by reference herein. The "Creditors" consist of: Bluestem Capital Partners II, Limited Partnership ("Bluestem"); Mesirow Capital Partners VI ("Mesirow"); The Edgewater Private Equity Fund II, L.P. ("Edgewater"); 21st Century Communications Partners L.P., 21st Century Communications T-E Partners, L.P., 21st Century Communications Foreign Partners, L.P., (collectively, "21st Century"); Philip Kenny ("Kenny"); John Jellinek ("Jellinek"); and James Cuppini ("Cuppini").

         The 1,000,000 shares of common stock were distributed among the Creditors pursuant to negotiations between the Creditors and Frontrunner, rather than allocated pursuant to a formula. Based on these negotiations, the 1,000,000 shares of common stock were to be issued in the amounts and to the entities as set forth below:


                                                Number of Shares of       Current Estimated
Name of Creditor            Debt Holdings           Common Stock              Market Value
----------------            -------------       -------------------       -----------------
Bluestem                        $215,000              113,438               $   153,141.30
Mesirow                         $920,109              326,756               $   441,120.60
Edgewater                       $819,981              273,928               $   369,802.80
21st Century                    $297,333               35,878               $    48,435.30
Kenny                                 -0-              75,000               $   101,250.00
Jellinek                              -0-              75,000               $   101,250.00
Cuppini                               -0-             100,000               $   135,000.00
                              ----------            ---------               --------------
TOTAL                         $2,252,423            1,000,000               $ 1,350,000.00




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         All but two of the Creditors (21st Century and Jellinek) executed the
Creditor Waiver Agreement. On September 14, 2004 (and prior to the Effective
Time), the Company issued a total of 889,122 shares of common stock to Bluestem, Mesirow, Edgewater, Kenny and Cuppini (together, the "Participating Creditors"), and reserved the remaining 110,878 shares, for possible later issuances to the non-participating Creditors. The most recent private placement of the Company common stock was made at $1.35 per share, which is assumed to constitute its fair market value. The shares were issued in the amounts and to the entities set forth below:



                                                Number of Shares of       Current Estimated
Name of Creditor            Debt Holdings           Common Stock              Market Value
----------------            -------------       ------------------        -----------------
Bluestem                        $215,000              113,438               $   153,141.30
Mesirow                         $920,109              326,756               $   441,120.60
Edgewater                       $819,981              273,928               $   369,802.80
Kenny                                 -0-              75,000               $   101,250.00
Cuppini                               -0-             100,000               $   135,000.00
                              ----------              -------               --------------
TOTAL                         $1,955,090              889,122               $ 1,200,314.70


         Fifteen percent (15%) of the 889,122 shares issued to the Participating Creditors, approximately 133,368 shares (the "Collateral"), was deposited in escrow pursuant to the Escrow Agreement, dated September 14, 2004, by and among the Company, Frontrunner Representative, Inc., as the escrow agent ("Representative"), and the Participating Creditors, a copy of the Escrow Agreement is attached as exhibit 10.2 to this Current Report on Form 8-K, and incorporated by reference herein. The Escrow Agreement will terminate on the first anniversary of the date of the Escrow Agreement (the "Escrow Termination Date"). During such time as the Collateral is held by the Representative, the Participating Creditors retain all legal and beneficial ownership rights. Upon the Company delivering to Representative a Claim Notice, as that term is defined in the Creditor Waiver Agreement, prior to the Escrow Termination Date, Representative shall determine whether to settle or litigate the Claim Notice. Upon settlement or upon delivery of a certified copy of final judgment or decree, the Representative shall deliver to the Company that portion of the Collateral equal in value to the Indemnifiable Damages, as that term is defined in the Escrow Agreement.

         Bluestem, Mesirow, Edgewater, 21st Century and Mr. Cuppini, in addition to being creditors were also shareholders of Frontrunner. Each of the entities (other than 21st Century) had one Director sitting on Frontrunner's six-member Board of Directors. Mr. Kenny also sat on the Board of Directors and received common stock. The Merger and Merger Agreement were approved by the unanimous written consent of the Board of Directors of Frontrunner and the written consent of a majority of the shareholders of Frontrunner. Bluestem, Mesirow, Edgewater, 21st Century and Mr. Kenny, together were the majority shareholders of each class of voting stock of Frontrunner, and authorized the Merger and Merger Agreement, by shareholder written consent pursuant to ss. 228 of the DGCL. Mr. Kenny is the sole shareholder of the Representative.

         Each share of $0.00001 par value common stock of Mergeco issued to the Company immediately prior to the Effective Time, was by virtue of the Merger, converted into one share of common stock of Frontrunner.



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         The Merger Agreement further provided that: (i) the officers of
Frontrunner immediately prior to the Effective Time would continue to serve as the officers of Frontrunner, as the surviving corporation; and (ii) the directors of Mergeco would become the directors of Frontrunner, as the surviving corporation.

         The Company has registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and has filed a registration statement under Form SB-2 to register for resale the shares of common stock issued per its most recent private placement as well as certain other common stock either issued or underlying certain outstanding warrants. There is presently no public market for the common stock, and it is not expected that the registration statement will be declared effective until some time following the closing of the Merger.

         The descriptions of the Merger, Merger Agreement, Creditor Waiver Agreement, and Escrow Agreement included in this Current Report on Form 8-K are not complete, and are qualified in their entirety by reference to the Merger Agreement, Creditor Waiver Agreement, and Escrow Agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On September 14, 2004, the Company issued 889,122 shares of the Company's common stock. The issuance was pursuant to the Merger and Merger Agreement and the Creditor Waiver Agreements discussed in Section 2.01 above and fully incorporated herein. In connection with the issuance pursuant to the Merger, the Company relied upon the exemption from registration available under
Section 4(2) of the Securities Act of 1933, as amended. The Creditors were accredited investors, small in number, and all of them had access to information about the Company, Frontrunner and the Merger.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         The Company will file the financial statements required by Item 9.01(a) of Current Report on Form 8-K within the time period specified in Item 9.01(a)(4) of Current Report on Form 8-K.

         (b)      Pro forma financial information.

         The Company will file the pro forma financial information required by
Item 9.01(b) of Current Report on Form 8-K within the time period specified in
Item 9.01(b)(2) of Current Report on Form 8-K.

         (c)      Exhibits.

         Exhibit 2.1-- Agreement and Plan of Merger By and Among Capital Growth Systems, Inc., a Florida corporation, Frontrunner Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Capital Growth Systems, Inc., and Frontrunner Network Systems, Corp., a Delaware corporation, was previously filed by the Company as an exhibit to its Current Report


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on Form 8-K, filed August 13, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.


         Exhibit 10.1-- Creditor Waiver and Consent Agreement By and Among Frontrunner Network Systems, Corp., Capital Growth Systems, Inc., a Florida corporation, and Bluestem Capital Partners II, Limited Partnership, Mesirow Capital Partners VI, The Edgewater Private Equity Fund II, L.P., Philip Kenny and James Cuppini.

         Exhibit 10.2-- Escrow Agreement By and Among Capital Growth Systems, Inc., a Florida corporation, Frontrunner Representative, Inc., as the escrow agent, and Bluestem Capital Partners, II, Limited Partnership, Mesirow Capital Partners VI, The Edgewater Private Equity Fund II, L.P., Philip Kenny and James Cuppini.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 20, 2004

                                          CAPITAL GROWTH SYSTEMS, INC.

                                          By:   /s/ D. Skip Behm
                                                --------------------------------
                                          Its:  D. Skip Behm, CFO







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                                  EXHIBIT INDEX

         Exhibit 2.1-- Agreement and Plan of Merger By and Among Capital Growth Systems, Inc., a Florida corporation, Frontrunner Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Capital Growth Systems, Inc., and Frontrunner Network Systems, Corp., a Delaware corporation, was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed August 13, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.

         Exhibit 10.1-- Creditor Waiver and Consent Agreement By and Among Frontrunner Network Systems, Corp., Capital Growth Systems, Inc., a Florida corporation, and Bluestem Capital Partners II, Limited Partnership, Mesirow Capital Partners VI, The Edgewater Private Equity Fund II, L.P., Philip Kenny and James Cuppini.

         Exhibit 10.2-- Escrow Agreement By and Among Capital Growth Systems, Inc., a Florida corporation, Frontrunner Representative, Inc., as the escrow agent, and Bluestem Capital Partners, II, Limited Partnership, Mesirow Capital Partners VI, The Edgewater Private Equity Fund II, L.P., Philip Kenny and James Cuppini.